1Q 2021 Earnings Results &
Supplemental Information of CNX Resources

TABLE OF CONTENTS:	Page:

Production Volumes and Activity Summary........................................................................................................................	2

Hedge Volumes and Pricing…...........................................................................................................................................	3

Gas Hedging Gain/Loss Projections…..............................................................................................................................	4

Consolidated Statements of Income..................................................................................................................................	5

Consolidated Balance Sheets............................................................................................................................................	6

Consolidated Statements of Cash Flows….......................................................................................................................	7

Market Mix and Natural Gas Price Reconciliation…..........................................................................................................	8

Price and Cost Data (Per Mcfe).........................................................................................................................................	9

Guidance…........................................................................................................................................................................	10

Year end 2020 Acreage and Undeveloped Location Update...................................................................................	11

Non-GAAP Reconciliations

Definitions..........................................................................................................................................................................	12

Sales of Natural Gas, NGL and Oil, including Cash Settlements and Natural Gas, NGL and Oil Production Costs.........	13

Quarterly Adjusted EBITDAX and Adjusted Net Income....................................................................................................	14

Operating Margin...............................................................................................................................................................	15

Cash Operating Margin......................................................................................................................................................	16

Net Debt and Adjusted EBITDAX TTM..............................................................................................................................	17

Free Cash Flow..................................................................................................................................................................	18

NOTE: Please note that CNX is unable to provide a reconciliation of projected financial results contained in this presentation, including the measures referenced above, to their respective comparable financial measure calculated in accordance with GAAP. This is due to our inability to calculate the comparable GAAP projected metrics, including operating income, net cash provided by operating activities and total production costs, given the unknown effect, timing, and potential significance of certain income statement items.

PRODUCTION VOLUMES

GAS	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Shale Sales Volumes (Bcf)	121.1	124.7	95.2	96.5	112.4
CBM Sales Volumes (Bcf)	12.7	13.3	13.0	13.1	13.2
Other Sales Volumes (Bcf)	-	0.1	-	-	-

LIQUIDS*
NGLs Sales Volumes (Bcfe)	6.5	8.1	6.9	4.7	8.3
Oil and Condensate Sales Volumes (Bcfe)	0.3	0.3	0.6	0.2	0.5

TOTAL (Bcfe)	140.6	146.5	115.7	114.5	134.4

Average Daily Production (MMcfe)	1,562.5	1,592.5	1,257.6	1,258.3	1,476.5

* NGLs, Oil and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.

Q1 2021 ACTIVITY SUMMARY		TD	Frac	TIL	Average Lateral Length(1)	Rigs at Period End
SWPA Central	Marcellus	13	6	-	-	1
	Utica	-	-	2	14,521	-

WV Shirley-Pennsboro	Marcellus	-	8	5	7,245	-
	Utica	-	-	-	-	-

CPA South	Utica	-	-	-	-	-

Total		13	14	7	-	1

(1) Measured in lateral feet from perforation to perforation.

HEDGE VOLUMES AND PRICING

	Q2 2021	2021	2022	2023	2024	2025
NYMEX Hedges
Volumes (Bcf)	108.1	467.3	381.5	205.1	201.8	71.5
Average Prices ($/Mcf)	$2.95	$2.97	$2.87	$2.73	$2.81	$2.69

Physical Fixed Price Sales and Index Hedges
Volumes (Bcf)	5.3	22.2	20.9	34.9	18.0	14.6
Average Prices ($/Mcf)	$2.52	$2.51	$2.50	$2.13	$2.19	$2.14
Total Volumes Hedged (Bcf)(1)	113.4	489.5	402.3	239.9	219.7	86.2

NYMEX + Basis (fully-covered volumes)(2)
Volumes (Bcf)	113.4	489.5	402.3	239.9	219.7	86.2
Average Prices ($/Mcf)	$2.44	$2.48	$2.34	$2.18	$2.24	$2.08

NYMEX Hedges Exposed to Basis
Volumes (Bcf)	-	-	-	-	-	-
Average Prices ($/Mcf)	-	-	-	-	-	-
Total Volumes Hedged (Bcf)(1)	113.4	489.5	402.3	239.9	219.7	86.2

(1) Hedge positions as of 4/7/2021. Excludes basis hedges in excess of NYMEX hedges of 11.6 Bcf, 22.9 Bcf, 0.1 Bcf,
47.7 Bcf, 46.8 Bcf, and 33.6 Bcf for Q2 2021, 2021, 2022, 2023, 2024, and 2025, respectively.
(2) Includes the impact of NYMEX and basis-only hedges as well as physical sales agreements.

Purchased Swaps	Q2 2021	2021
Basis Hedges
Volumes (Bcf)	10.0	23.5
Average Fixed Prices ($/Mcf)	($0.78)	($0.78)

For financial hedging, CNX utilizes over-the-counter swaps to manage its exposure to natural gas price fluctuations. Typically,
CNX “sells” swaps under which it receives a fixed price from counterparties and pays a floating market price. In order to enhance production flexibility, during the first quarter of 2021, CNX purchased, rather than sold, financial swaps for the period
April through October of 2021 under which CNX will pay a fixed price to and receive a floating price from its hedge counter-
parties. Swaps purchased have the effect of reducing total hedged volumes for the period of the swap.

HEDGING GAIN/LOSS PROJECTIONS
	Q2 2021				CY2021

	Hedged	Wtd. Avg.	Avg.	Forecasted	Hedged	Wtd. Avg.	Avg.	Forecasted
	Volumes	Hedged	Forward	Gain/(Loss)(2)	Volumes	Hedged	Forward	Gain/(Loss)(2)
($/MMBtu)	(000 MMBtu)	Price	Market(1)	($ in 000s)	(000 MMBtu)	Price	Market(1)	($ in 000s)
NYMEX	118,140	$2.70	$2.57	$15,535	509,633	$2.72	$2.69	$11,480

Index	-	-	-	-	900	$2.40	$1.98	$376

Basis:
DOM South (DOM)	12,285	($0.51)	($0.68)	$2,100	62,865	($0.57)	($0.72)	$7,917
TCO Pool (TCO)	26,120	($0.52)	($0.48)	($1,009)	103,980	($0.53)	($0.53)	$1,585
Michcon (NMC)	11,830	($0.17)	($0.13)	($422)	46,230	($0.17)	($0.18)	$591
TETCO ELA (TEB)	1,820	($0.09)	($0.20)	$200	7,300	($0.09)	($0.18)	$640
TETCO WLA (TWB)	1,820	($0.08)	($0.07)	($21)	7,300	($0.08)	($0.07)	($45)
TETCO M3 (TMT)	-	-	($0.58)	-	7,173	$0.95	($0.32)	$5,929
TETCO M2 (BM2)	41,405	($0.61)	($0.70)	$3,931	170,575	($0.60)	($0.72)	$18,619
Transco Zone 5 South (DKR)	1,365	($0.13)	$0.08	($289)	6,825	$0.55	$0.17	$2,082
Total Financial Basis Hedges	96,645			$4,490	412,248			$37,318

Total Projected Realized Gain				$20,025				$49,174

Note: Forward market prices, hedged volumes, and hedge prices are as of 4/7/2021. Anticipated hedging activity is not included in projections.
(1) January through April prices are settled.
(2) Forecasted Gain/(Loss) amounts are based on sum of current monthly hedge positions vs. strip.

CONSOLIDATED STATEMENTS OF INCOME

(Unaudited)
Dollars in thousands, except per share data
Revenue and Other Operating Income:	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Natural Gas, NGL and Oil Revenue	$381,225	$287,262	$182,213	$175,776	$251,494
Gain (Loss) on Commodity Derivative Instruments	33,414	289,977	(168,834)	(63,303)	115,142
Purchased Gas Revenue	33,484	27,468	31,541	20,424	26,359
Other Revenue and Operating Income	24,950	21,996	21,155	15,944	23,364
Total Revenue and Other Operating Income	473,073	626,703	66,075	148,841	416,359
Costs and Expenses:
Operating Expense
Lease Operating Expense	9,268	9,753	10,377	10,244	10,033
Transportation, Gathering and Compression	77,158	73,606	68,810	60,025	83,242
Production, Ad Valorem, and Other Fees	5,968	6,656	5,994	5,384	6,162
Depreciation, Depletion and Amortization	128,944	144,648	114,464	113,545	129,164
Exploration and Production Related Other Costs	2,076	5,655	2,141	3,310	3,888
Purchased Gas Costs	32,411	24,194	31,721	19,989	24,998
Impairment of Exploration and Production Properties	—	—	—	—	61,849
Impairment of Goodwill	—	—	—	—	473,045
Selling, General, and Administrative Costs	28,321	33,024	22,714	23,399	30,238
Other Operating Expense	15,658	14,911	23,284	26,596	20,681
Total Operating Expense	299,804	312,447	279,505	262,492	843,300
Other Expense
Other Expense	4,366	11,398	2,180	4,819	5,186
(Gain) Loss on Assets Sales and Abandonments, net	(2,873)	336	(3,567)	(5,938)	(12,055)
Loss (Gain) on Debt Extinguishment	—	710	108	344	(11,263)
Interest Expense	36,372	37,634	37,921	46,256	48,995
Total Other Expense	37,865	50,078	36,642	45,481	30,863
Total Costs and Expenses	337,669	362,525	316,147	307,973	874,163
Earnings (Loss) Before Income Tax	135,404	264,178	(250,072)	(159,132)	(457,804)
Income Tax Expense (Benefit)	37,379	68,420	(61,279)	(28,646)	(152,582)
Net Income (Loss)	98,025	195,758	(188,793)	(130,486)	(305,222)
Less: Net Income Attributable to Noncontrolling Interest	—	—	15,905	15,263	23,864
Net Income (Loss) Attributable to CNX Resources Shareholders	$98,025	$195,758	$(204,698)	$(145,749)	$(329,086)

Earnings (Loss) per Share
Basic	$0.45	$0.88	($1.03)	($0.78)	($1.76)
Diluted	$0.43	$0.87	($1.03)	($0.78)	($1.76)

CONSOLIDATED BALANCE SHEETS

(Unaudited)
Dollars in thousands	31-Mar-21	31-Dec-20	30-Sep-20	30-Jun-20	31-Mar-20
ASSETS
Current Assets:
Cash and Cash Equivalents	$29,610	$15,617	$150,132	$19,607	$31,833
Restricted Cash	733	735	733	738	853
Accounts and Notes Receivable
Trade, net	147,714	145,929	75,929	69,174	91,477
Other Receivables, net	9,719	4,238	4,653	7,669	10,839
Supplies Inventories	7,249	9,657	10,090	10,317	10,266
Recoverable Income Taxes	—	88	644	114,440	115,261
Derivative Instruments	70,251	84,657	77,608	197,804	312,749
Prepaid Expenses	12,170	12,411	12,450	10,973	12,775
Total Current Assets	277,446	273,332	332,239	430,722	586,053
Property, Plant and Equipment:
Property, Plant and Equipment:	11,084,358	10,963,996	10,904,837	10,814,035	10,691,516
Less-Accumulated Depreciation, Depletion and Amortization	4,064,594	3,938,451	3,841,699	3,730,232	3,622,413
Total Property, Plant and Equipment—Net	7,019,764	7,025,545	7,063,138	7,083,803	7,069,103
Other Non-Current Assets:
Operating Lease Right-of-Use Assets	93,226	108,683	124,329	141,198	159,521
Derivative Instruments	235,695	188,237	160,098	212,657	258,111
Goodwill	323,314	323,314	323,314	323,314	323,314
Other Intangible Assets	88,457	90,095	91,733	93,371	95,009
Restricted Cash	5,019	5,247	5,456	5,576	5,340
Other Non-Current Assets	26,316	27,311	28,867	29,043	32,499
Total Other Non-Current Assets	772,027	742,887	733,797	805,159	873,794
TOTAL ASSETS	$8,069,237	$8,041,764	$8,129,174	$8,319,684	$8,528,950
LIABILITIES AND EQUITY
Current Liabilities:
Accounts Payable	$114,535	$118,185	$117,004	$148,345	$171,890
Derivative Instruments	83,762	42,329	144,545	83,527	49,058
Current Portion of Finance Lease Obligations	5,139	6,876	7,419	7,295	20,451
Current Portion of Long-Term Debt	22,055	22,574	22,488	22,430	7,200
Current Portion of Operating Lease Obligations	52,500	52,575	52,032	52,110	54,622
Other Accrued Liabilities	179,916	198,773	164,473	162,817	197,130
Total Current Liabilities	457,907	441,312	507,961	476,524	500,351
Non-Current Liabilities:
Long-Term Debt	2,346,205	2,401,427	2,577,974	2,540,768	2,640,148
Finance Lease Obligations	956	1,057	2,322	4,225	6,095
Operating Lease Obligations	39,965	53,235	66,180	79,701	92,463
Derivative Instruments	83,705	127,290	203,709	178,187	163,898
Deferred Income Taxes	503,653	466,253	398,878	370,412	376,401
Asset Retirement Obligations	82,689	84,712	61,761	62,543	64,387
Other Non-Current Liabilities	43,747	44,041	40,213	40,370	40,497
Total Non-Current Liabilities	3,100,920	3,178,015	3,351,037	3,276,206	3,383,889
TOTAL LIABILITIES	3,558,827	3,619,327	3,858,998	3,752,730	3,884,240
Stockholders' Equity
Common Stock	2,207	2,208	2,249	1,878	1,874
Capital in Excess of Par Value	2,959,934	2,959,357	2,989,699	2,261,729	2,205,941
Preferred Stock	—	—	—	—	—
Retained Earnings	1,563,318	1,476,056	1,290,498	1,495,197	1,641,009
Accumulated Other Comprehensive Loss	(15,049)	(15,184)	(12,270)	(12,382)	(12,493)
Total CNX Resources Stockholders' Equity	4,510,410	4,422,437	4,270,176	3,746,422	3,836,331
Noncontrolling Interest	—	—	—	820,532	808,379
TOTAL STOCKHOLDERS' EQUITY	4,510,410	4,422,437	4,270,176	4,566,954	4,644,710
TOTAL LIABILITIES AND EQUITY	$8,069,237	$8,041,764	$8,129,174	$8,319,684	$8,528,950

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Unaudited)
Dollars in thousands
Cash Flows from Operating Activities:	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Income (Loss)	$98,025	$195,758	($188,793)	($130,486)	($305,222)
Depreciation, Depletion and Amortization	128,944	144,648	114,464	113,545	129,164
Amortization of Deferred Financing Costs	6,034	6,600	5,807	6,348	2,447
Impairment of Exploration and Production Properties	—	—	—	—	61,849
Impairment of Goodwill	—	—	—	—	473,045
Stock-Based Compensation	7,525	2,473	2,503	2,566	6,840
(Gain) Loss on Asset Sales and Abandonments	(2,873)	336	(3,567)	(5,938)	(12,055)
Loss (Gain) on Debt Extinguishment	—	710	108	344	(11,263)
(Gain) Loss on Commodity Derivative Instruments	(33,414)	(289,977)	168,834	63,303	(115,142)
(Gain) Loss on Other Derivative Instruments	(4,194)	(1,338)	152	3,598	10,639
Net Cash Received in Settlement of Commodity Derivative Instruments	2,405	77,490	90,310	142,256	151,161
Deferred Income Taxes	37,352	68,408	(61,278)	(25,683)	(99,746)
Other	(150)	(337)	(527)	1,391	161
Changes in Operating Assets
Accounts and Notes Receivable	(7,586)	(69,738)	(3,427)	24,631	43,639
Recoverable Income Taxes	88	555	113,796	821	(52,836)
Supplies Inventories	411	433	227	(51)	(3,282)
Prepaid Expenses	290	223	(1,842)	1,832	4,710
Changes in Other Assets	(36)	(306)	(129)	(296)	692
Changes in Operating Liabilities
Accounts Payable	(3,807)	(18,844)	(14,153)	(17,810)	2,322
Accrued Interest	(9,872)	9,653	(8,409)	(495)	(5,063)
Other Operating Liabilities	562	34,026	9,141	(35,994)	(13,626)
Changes in Other Liabilities	(56)	(49)	(55)	(84)	(1,047)
Net Cash Provided by Operating Activities	219,648	160,724	223,162	143,798	267,387

Cash Flows from Investing Activities:
Capital Expenditures	(123,429)	(92,055)	(108,335)	(134,852)	(152,049)
Proceeds from Asset Sales	5,005	16,341	5,855	12,151	13,975
Net Cash Used in Investing Activities	(118,424)	(75,714)	(102,480)	(122,701)	(138,074)

Cash Flows from Financing Activities:
Payments on Miscellaneous Borrowings	(1,838)	(1,807)	(1,779)	(1,777)	(1,792)
Payments on Long-Term Notes	—	(363,348)	(50,000)	(408,985)	(59,880)
Net (Payments on) Proceeds from CNXM Revolving Credit Facility	(54,000)	(52,000)	24,000	(28,000)	35,250
Net (Payments on) Proceeds from CNX Revolving Credit Facility	(800)	(249,200)	(140,000)	113,000	(224,000)
Proceeds from Issuance of CNX Senior Notes	—	500,000	207,000	—	—
Net (Payments on) Proceeds from CSG Non-Revolving Credit Facilities	(5,823)	(5,587)	(5,202)	(3,667)	173,250
Proceeds from Issuance of Convertible Senior Notes	—	—	—	334,650	—
Purchase of Capped Call Related to Convertible Senior Notes	—	—	—	(35,673)	—
Distributions to CNXM Noncontrolling Interest Holders	—	—	(21,055)	(3,489)	(17,443)
Proceeds from Issuance of Common Stock	4,799	252	151	1,650	4
Shares Withheld for Taxes	(4,491)	(61)	(1)	(63)	(1,890)
Purchases of Common Stock	(23,988)	(37,247)	—	—	—
Debt Issuance and Financing Fees	(1,320)	(10,734)	(3,396)	(848)	(11,069)
Net Cash (Used in) Provided by Financing Activities	(87,461)	(219,732)	9,718	(33,202)	(107,570)
Net Increase (Decrease) in Cash, Cash Equivalents, and Restricted Cash	13,763	(134,722)	130,400	(12,105)	21,743
Cash, Cash Equivalents, and Restricted Cash at Beginning of Period	21,599	156,321	25,921	38,026	16,283
Cash, Cash Equivalents, and Restricted Cash at End of Period	$35,362	$21,599	$156,321	$25,921	$38,026

MARKET MIX AND NATURAL GAS PRICE RECONCILIATION
	2021E
	Gas Sold (%)(1)	Basis
DOM South	3%	($0.72)
ETNG Mainline	3%	$0.07
TCO Pool	21%	($0.53)
TETCO ELA & WLA	4%	($0.13)
TETCO M3	6%	($0.32)
TETCO M2	33%	($0.72)
Michcon	9%	($0.18)
Physical basis sales	21%	($0.32)
Weighted Average Basis	100%	($0.47)

NYMEX		$2.69
Weighted Average Basis (Not considering hedging)		($0.47)
Realized Price (per MMBtu)		$2.22
Conversion Factor (MMBtu/Mcf)		1.092
Realized Price Before Financial Hedging (per Mcf)		$2.42

(1) Individual market percentages exclude physical basis sales.

PRICE AND COST DATA (PER MCFE) - NON-GAAP
	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Average Sales Price - Natural Gas	$2.60	$1.90	$1.51	$1.54	$1.83
Average Gain on Commodity Derivative Instruments - Cash Settlement- Gas(1)	$0.02	$0.56	$0.83	$1.03	$0.77
Average Sales Price - Oil and Condensate*	$6.48	$5.33	$6.58	$4.40	$6.59
Average Sales Price - NGLs*	$4.93	$2.88	$2.19	$1.31	$2.34

Average Sales Price of Natural Gas, NGL and Oil, including Cash Settlement	$2.73	$2.49	$2.36	$2.52	$2.59

Lease Operating Expense (LOE)	$0.07	$0.07	$0.09	$0.09	$0.07
Production, Ad Valorem, and Other Fees	$0.04	$0.05	$0.05	$0.05	$0.05
Transportation, Gathering and Compression	$0.55	$0.50	$0.59	$0.52	$0.62
Depreciation, Depletion and Amortization (DD&A)	$0.90	$0.96	$0.98	$0.97	$0.94
Total Natural Gas, NGL and Oil Production Costs	$1.56	$1.58	$1.71	$1.63	$1.68

Total Natural Gas, NGL and Oil Production Cash Costs, before DD&A	$0.66	$0.62	$0.73	$0.66	$0.74
Natural Gas, NGL and Oil Production Cash Margin, before DD&A	$2.07	$1.87	$1.63	$1.86	$1.85

Fully Burdened Cash Costs, before DD&A(2)	$1.01	$1.01	$1.17	$1.29	$1.20
Fully Burdened Cash Margin, before DD&A	$1.72	$1.48	$1.19	$1.23	$1.39

Note: "Total Natural Gas, NGL and Oil Production Costs" excludes Selling, General, and Administration and Other Operating Expenses.
*NGLs, Oil, and Condensate are converted to Mcfe at the rate of one barrel equals six Mcf based upon the approximate relative energy content of oil and natural gas, which is not indicative of the relationship of oil, NGLs, condensate, and natural gas prices.
(1) Excludes hedge monetizations.
(2) Fully burdened cash costs include production cash costs, selling, general and administrative (SG&A) cash costs, other operating cash expense, other cash (income) expense, other revenue and operating income, and cash interest expense. Q1 2021, Q4 2020,Q3 2020, Q2 2020, and Q1 2020 total fully burdened cash costs exclude a gain on asset sales of $0.02 per Mcfe, $0.00 per Mcfe, $0.03 per Mcfe, $0.07 per Mcfe, and $0.09 per Mcfe, respectively. Q1 2021, Q4 2020, Q3 2020, Q2 2020 and Q1 2020 exclude unrealized losses on interest rate swaps and noncash amortization of $0.01 per Mcfe, $0.04 per Mcfe, $0.05 per Mcfe, $0.08 per Mcfe and $0.08 per Mcfe, respectively. Q42020 and Q32020 also exclude fees related to the Merger of CNX Midstream of $0.05 per Mcfe and $0.04 per Mcfe, respectively.

Natural Gas Price Reconciliation	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
NYMEX Natural Gas ($/MMBtu)	$2.69	$2.66	$1.98	$1.72	$1.95
Average Differential	(0.30)	(0.91)	(0.57)	(0.29)	(0.26)
BTU Conversion (MMBtu/Mcf)*	0.21	0.15	0.10	0.11	0.14
Gain on Commodity Derivative Instruments-Cash Settlement(1)	0.02	0.56	0.83	1.03	0.77
Realized Gas Price per Mcf	$2.62	$2.46	$2.34	$2.57	$2.60
*Conversion factor	1.09	1.08	1.07	1.08	1.08

(1) Excludes hedge monetizations.

GUIDANCE
	Previous			Updated
($ in millions)	2021E			2021E
Capital Expenditures	Low		High	Low		High
Drilling & Completions (D&C)		-			-
Non-D&C		-			-
Total Capital	$430	-	$470	$430	-	$470

Production Volumes (Bcfe)	540	-	570	540	-	570
% of Natural Gas Hedged	90%			94%

Prices on Open Volumes(1)
Natural Gas NYMEX ($/MMBtu)	$2.78			$2.69
Natural Gas Basis Differential ($/MMBtu)	($0.41)			($0.47)
NGL Realized Price ($/Bbl)	~$15.00			~$20.00

($ in millions)
Adjusted EBITDAX(2)	$950	-	$1,000	$950	-	$1,000

($ in millions)
Free Cash Flow (FCF)(2)	~$425			~$450
FCF Per Share(2)(3)	$1.93			$2.04

(1) Forward market prices for updated guidance as of 4/7/2021.
(2) Non-GAAP measures. See “Non-GAAP Financial Measures” for definitions. FCF for previous and updated guidance includes approximately $50 million in expected asset sales in 2021.
(3) Previous guidance for 2021 FCF per share based on shares outstanding of 219,707,417 as of 1/20/2021. Updated guidance for 2021 FCF per share based on shares outstanding of 220,270,090 as of 4/15/2021.

2021E ACTIVITY SUMMARY		TIL	Average Lateral Length(1)
SWPA Central	Marcellus	24	12,000
	Utica	2	14,500

WV Shirley-Pennsboro	Marcellus	11	12,000
	Utica	-	-

Total		37	-

(1) Measured in lateral feet from perforation to perforation.

YEAR END 2020 ACREAGE AND UNDEVELOPED LOCATION UPDATE

YE2019 MARCELLUS ACREAGE				YE2020 MARCELLUS ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	88,300	30,600	118,900	Total Net Acres	91,200	29,500	120,700
Net Developed Acres	34,600	2,400	37,000	Net Developed Acres	39,700	2,400	42,100
Net Undeveloped Locations	328	172		Net Undeveloped Locations	315	166
Average Lateral Length (ft)	9,500	9,500		Average Lateral Length (ft)	9,500	9,500
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	15,600	11,000	87,700	Total Net Acres	16,000	10,800	88,800
Net Developed Acres	7,600	100	7,700	Net Developed Acres	7,600	140	7,740
Net Undeveloped Locations	58	79		Net Undeveloped Locations	61	77
Average Lateral Length (ft)	8,000	8,000		Average Lateral Length (ft)	8,000	8,000
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	103,000	94,800	300,200	Total Net Acres	107,200	94,000	302,900
Net Developed Acres	5,100	900	6,000	Net Developed Acres	5,100	900	6,000
Net Undeveloped Locations	632	606		Net Undeveloped Locations	659	601
Average Lateral Length (ft)	9,000	9,000		Average Lateral Length (ft)	9,000	9,000
Inter-Lateral Spacing (ft)	750	750		Inter-Lateral Spacing (ft)	750	750
OH			TOTAL OH	OH			TOTAL OH
Total Net Acres			12,500	Total Net Acres			11,700
Net Developed Acres			200	Net Developed Acres			173
Net Undeveloped Locations				Net Undeveloped Locations
Average Lateral Length (ft)				Average Lateral Length (ft)
Inter-Lateral Spacing (ft)				Inter-Lateral Spacing (ft)
Total Net Acres			519,300	Total Net Acres			524,100

YE2019 UTICA ACREAGE				YE2020 UTICA ACREAGE
SWPA	Central	Greater	TOTAL SWPA	SWPA	Central	Greater	TOTAL SWPA
Total Net Acres	114,800	57,100	171,900	Total Net Acres	113,200	57,000	170,200
Net Developed Acres	3,400	—	3,400	Net Developed Acres	3,400	—	3,400
Net Undeveloped Locations	439	225		Net Undeveloped Locations	433	225
Average Lateral Length (ft)	8,500	8,500		Average Lateral Length (ft)	8,500	8,500
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
WV	SHR/PENS	East	TOTAL WV	WV	SHR/PENS	East	TOTAL WV
Total Net Acres	12,900	84,000	133,600	Total Net Acres	13,000	84,700	134,700
Net Developed Acres	—	—	—	Net Developed Acres	—	—	—
Net Undeveloped Locations	62	402		Net Undeveloped Locations	62	405
Average Lateral Length (ft)	7,000	7,000		Average Lateral Length (ft)	7,000	7,000
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
CPA	South	North	TOTAL CPA	CPA	South	North	TOTAL CPA
Total Net Acres	106,900	95,000	240,600	Total Net Acres	107,500	94,000	240,700
Net Developed Acres	700	200	900	Net Developed Acres	1,600	200	1,800
Net Undeveloped Locations	508	454		Net Undeveloped Locations	507	449
Average Lateral Length (ft)	7,000	7,000		Average Lateral Length (ft)	7,000	7,000
Inter-Lateral Spacing (ft)	1,300	1,300		Inter-Lateral Spacing (ft)	1,300	1,300
OH	Dry		TOTAL OH	OH	Dry		TOTAL OH
Total Net Acres	15,600		62,200	Total Net Acres	15,700		64,200
Net Developed Acres	11,600		11,600	Net Developed Acres	13,200		13,200
Net Undeveloped Locations	14			Net Undeveloped Locations	9
Average Lateral Length (ft)	9,500			Average Lateral Length (ft)	9,500
Inter-Lateral Spacing (ft)	1,300			Inter-Lateral Spacing (ft)	1,300
Total Net Acres			608,300	Total Net Acres			609,800

Note: Acres by type curve area do not equal total acres because some CNX-controlled acres fall outside of identified type curve areas. Locations calculated by dividing total controlled acreage in type curve region by area of a well.

Non-GAAP Measures (Definitions, Purpose, and Reconciliations)

CNX's management uses certain non-GAAP financial measures for planning, forecasting and evaluating business and financial performance, and believes that they are useful for investors in analyzing the company. Although these are not measures of performance calculated in accordance with generally accepted accounting principles (GAAP), management believes that these financial measures are useful to an investor in evaluating CNX because (i) analysts utilize these metrics when evaluating company performance and have requested this information as of a recent practicable date, (ii) these metrics are widely used to evaluate a company’s operating performance, and (iii) we want to provide updated information to investors. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with GAAP. In addition, because all companies do not calculate these measures identically, these measures may not be comparable to similarly titled measures of other companies.

Definitions: EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below. Although EBIT, EBITDAX, and adjusted EBITDAX are not measures of performance calculated in accordance with generally accepted accounting principles, management believes that they are useful to an investor in evaluating CNX Resources because they are widely used to evaluate a company's operating performance. We exclude stock-based compensation from adjusted EBITDAX because we do not believe it accurately reflects the actual operating expense incurred during the relevant period and may vary widely from period to period irrespective of operating results. Investors should not view these metrics as a substitute for measures of performance that are calculated in accordance with generally accepted accounting principles. In addition, because all companies do not calculate EBIT, EBITDAX or adjusted EBITDAX identically, the presentation here may not be comparable to similarly titled measures of other companies. Sales of natural gas, NGL and oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Natural gas, NGL and oil production costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations. Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the tax effectiveness. Operating Margins are defined as adjusted EBIT divided by Total Revenue after adjusting for unrealized loss on commodity derivative instruments. Adjusted Trailing-Twelve-Months (TTM) EBITDAX is defined as EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below. Cash Operating Margins are defined as adjusted EBITDA divided by total Revenue after adjusting for unrealized loss on commodity derivative instruments. Net Debt is defined as total long-term debt minus cash and cash equivalents. Free Cash Flow (FCF) is defined as operating cash flow minus capex plus proceeds from asset sales. Organic FCF is defined as operating cash flow minus capex.

Reconciliations of EBIT, EBITDAX, adjusted EBITDAX, sales of natural gas, NGL and oil, including cash settlements, natural gas, NGL and oil production costs, adjusted net income, operating margins, cash operating margins, net debt, Adjusted TTM EBITDAX, FCF and organic FCF to the most directly comparable GAAP financial measures are as follows:

Non-GAAP Measures

Sales of Natural Gas, NGL and Oil, including cash settlements excludes the impacts of changes in the fair value of commodity derivative instruments prior to settlement, which are often volatile, and only includes the impact of settled commodity derivative instruments. Sales of Natural Gas, NGL and Oil, including cash settlements also excludes purchased gas revenue and other revenue and operating income, which are not directly related to CNX’s natural gas producing activities. Natural Gas, NGL and Oil Production Costs excludes certain expenses that are not directly related to CNX’s natural gas producing activities and are managed outside our production operations (See Note 21 - Segment Information of the Notes to the Audited Consolidated Financial Statements in Item 8 of CNX's 2020 Annual Report on Form 10-K as filed with the SEC on February 9, 2021). These expenses include, but are not limited to, interest expense, impairment of exploration and production properties, impairment of goodwill and other corporate expenses such as selling, general and administrative costs.

(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Total Revenue and Other Operating Income	$473	$627	$66	$149	$416
Add (Deduct):
Purchased Gas Revenue	(34)	(28)	(32)	(20)	(26)
Gain or Loss on Commodity Derivative Instruments and Monetization	(31)	(212)	259	176	(19)
Other Operating Income	(25)	(22)	(21)	(16)	(24)
Sales of Natural Gas, NGL and Oil, including Cash Settlements, a Non-GAAP Financial Measure	$383	$365	$272	$289	$347

Total Operating Expense	$300	$312	$280	$263	$843
Add (Deduct):
Depreciation, Depletion and Amortization (DD&A) - Corporate	(3)	(2)	(3)	(3)	(2)
Exploration and Production Related Other Costs	(2)	(6)	(2)	(3)	(4)
Purchased Gas Costs	(33)	(24)	(32)	(20)	(25)
Impairment of Exploration and Production Properties	—	—	—	—	(62)
Impairment of Goodwill	—	—	—	—	(473)
Selling, General and Administrative Costs	(28)	(33)	(23)	(23)	(30)
Other Operating Expense	(16)	(15)	(23)	(27)	(21)
Natural Gas, NGL and Oil Production Costs, a Non-GAAP Financial Measure[1]	$218	$232	$197	$187	$226
1 Natural Gas, NGL and Oil production costs consists primarily of lease operating expense, production ad valorem and other fees, transportation, gathering and compression and production related depreciation, depletion and amortization.

Non-GAAP Measures

EBIT is defined as earnings before deducting net interest expense (interest expense less interest income) and income taxes. EBITDAX is defined as earnings before deducting net interest expense (interest expense less interest income), income taxes, depreciation, depletion and amortization, and exploration. Adjusted EBITDAX is defined as EBITDAX after adjusting for the discrete items listed below.

(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Income (Loss)	$98	$196	($189)	($130)	($306)
Interest Expense	37	38	38	46	50
Interest Income	—	—	(2)	—	—
Income Tax Expense (Benefit)	37	68	(61)	(29)	(152)
Earnings (Loss) Before Interest & Taxes (EBIT)	172	302	(214)	(113)	(408)
Depreciation, Depletion & Amortization	129	144	115	114	128
Exploration Expense	2	6	2	3	4
Earnings (Loss) Before Interest, Taxes, DD&A and Exploration (EBITDAX)	$303	$452	$(97)	$4	$(276)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	(31)	(212)	259	206	35
Merger Related Costs	—	6	5	—	—
Stock-Based Compensation	8	2	3	2	7
Impairment of Exploration and Production Properties	—	—	—	—	62
Impairment of Goodwill	—	—	—	—	473
Loss (Gain) on Debt Extinguishment	—	1	—	—	(11)
Severance	—	1	—	—	—
Total Pre-tax Adjustments	(23)	(202)	267	208	566
Adjusted EBITDAX	$280	$250	$170	$212	$290

Adjusted Net Income is defined as net income after adjusting for the discrete items listed below as well as the related tax effect.

(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Income (Loss) from EBITDAX Reconciliation	$98	$196	($189)	($130)	($306)
Adjustments:
Total Pre-tax Adjustments from EBITDAX Reconciliation	(23)	(202)	267	208	566
Tax Effect of Adjustments	6	53	(70)	(54)	(148)
Adjusted Net Income	$81	$47	$8	$24	$112

Non-GAAP Measures

Operating Margin: Adjusted EBIT divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Total Revenue and Other Operating Income	$473	$627	$66	$149	$416

Net Income (Loss)	$98	$196	($189)	($130)	($306)
Interest Expense	37	38	38	46	50
Interest Income	—	—	(2)	—	—
Income Tax Expense (Benefit)	37	68	(61)	(29)	(152)
Earnings (Loss) Before Interest & Taxes (EBIT)	172	302	(214)	(113)	(408)
Depreciation, Depletion & Amortization	129	144	115	114	128
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$301	$446	($99)	$1	($280)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	($31)	($212)	$259	$206	$35
Merger Related Costs	—	6	5	—	—
Impairment of Exploration and Production Properties	—	—	—	—	62
Impairment of Goodwill	—	—	—	—	473
Total Adjustments	($31)	($206)	$264	$206	$570

Total Revenue Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$442	$415	$325	$355	$451
Adjusted EBIT	$141	$96	$50	$93	$162
Operating Margin	32%	23%	15%	26%	36%

Non-GAAP Measures

Cash Operating Margin: Adjusted EBITDA divided by Total Revenue after adjusting for unrealized (gain) loss on commodity derivative instruments.

(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Total Revenue and Other Operating Income	$473	$627	$66	$149	$416

Net Income (Loss)	$98	$196	$(189)	$(130)	$(306)
Interest Expense	37	38	38	46	50
Interest Income	—	—	(2)	—	—
Income Tax Expense (Benefit)	37	68	(61)	(29)	(152)
Earnings (Loss) Before Interest & Taxes (EBIT)	172	302	(214)	(113)	(408)
Depreciation, Depletion & Amortization	129	144	115	114	128
Earnings (Loss) Before Interest, Taxes, DD&A (EBITDA)	$301	$446	$(99)	$1	$(280)
Adjustments:
Unrealized (Gain) Loss on Commodity Derivative Instruments	$(31)	$(212)	$259	$206	$35
Stock-Based Compensation	8	2	3	2	7
Merger Related Costs	—	6	5	—	—
Impairment of Exploration and Production Properties	—	—	—	—	62
Loss (Gain) on Debt Extinguishment	—	1	—	—	(11)
Impairment of Goodwill	—	—	—	—	473
Total Adjustments	$(23)	$(203)	$267	$208	$566

Total Revenue Minus Unrealized (Gain) Loss on Commodity Derivative Instruments	$442	$415	$325	$355	$451
Adjusted EBITDA	$278	$243	$168	$209	$286
Cash Operating Margin	63%	59%	52%	59%	63%

Non-GAAP Measures

Net Debt: Total long-term debt minus cash and cash equivalents.
Management uses net debt to determine the company's outstanding debt obligations that would not be readily satisfied by its cash and cash equivalents on hand. Management believes that using net debt attributable to CNX Resources shareholders is useful to investors in determining the company's leverage ratio since the company could choose to use its cash and cash equivalents to retire debt.

(Dollars in millions)
Net Debt	31-Mar-21
Total Long-Term Debt (GAAP)(1)	$2,368
Less: Cash and Cash Equivalents	35
Net Debt	$2,333
(1) Includes current portion

Adjusted TTM EBITDAX: EBITDAX over the trailing-twelve-months after adjusting for the discrete items listed below.
	Three Months Ended				Twelve Months Ended
(Dollars in millions)	30-Jun-20	30-Sep-20	31-Dec-20	31-Mar-21	31-Mar-21
Net (Loss) Income	$(130)	$(189)	$196	$98	$(25)
Interest Expense	46	38	38	37	159
Interest Income	—	(2)	—	—	(2)
Income Tax (Benefit) Expense	(29)	(61)	68	37	15
(Loss) Earnings Before Interest & Taxes (EBIT)	(113)	(214)	302	172	147
Depreciation, Depletion & Amortization	114	115	144	129	502
Exploration Expense	3	2	6	2	13
Earnings (Loss) Before Interest, Taxes, DD&A, and Exploration (EBITDAX)	4	(97)	452	303	662
Adjustments:
Unrealized Loss (Gain) on Commodity Derivative Instruments	206	259	(212)	(31)	222
Merger Related Costs	—	5	6	—	11
Stock Based Compensation	2	3	2	8	15
Loss on Debt Extinguishment	—	—	1	—	1
Severance	—	—	1	—	1
Total Pre-tax Adjustments	208	267	(202)	(23)	250
Adjusted EBITDAX TTM	$212	$170	$250	$280	$912

Non-GAAP Measures

The Company's management believes that the following measures provide useful information to external users of the Company's consolidated financial statements, such as industry analysts, lenders and ratings agencies. Free cash flow and organic free cash flow should not be considered as alternatives to net cash provided by operating activities or any other measure of liquidity presented in accordance with GAAP.

Free Cash Flow (FCF): Operating cash flow minus capex plus proceeds from asset sales.
Organic Free Cash Flow (FCF): Operating cash flow minus capex.

Free Cash Flow
(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$219	$161	$223	$144	$267
Capital Expenditures	(123)	(92)	(108)	(135)	(152)
Proceeds from Asset Sales	5	16	6	12	14
Free Cash Flow	$101	$85	$121	$21	$129

Organic Free Cash Flow
(Dollars in millions)	Q1-2021	Q4-2020	Q3-2020	Q2-2020	Q1-2020
Net Cash Provided by Operating Activities	$219	$161	$223	$144	$267
Capital Expenditures	(123)	(92)	(108)	(135)	(152)
Organic Free Cash Flow	$96	$69	$115	$9	$115

Risk Factors

This presentation, including the oral statements made in connection herewith, contains forward-looking statements estimates and projections within the meaning of the federal securities laws. Statements that are not historical are forward-looking and may include our operational and strategic plans; estimates of gas reserves and resources; projected timing and rates of return of future investments; and projections and estimates of future production revenues, income and capital spending. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those statements estimates and projections. Investors should not place undue reliance on forward-looking statements as a prediction of future actual results. The forward-looking statements in this presentation speak only as of the date of this presentation; we disclaim any obligation to update the statements, and we caution you not to rely on them unduly.

Specific factors that could cause future actual results to differ materially from the forward-looking statements are described in detail under the captions "Forward- Looking Statements" and "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2020 filed with the Securities and Exchange Commission (SEC) and any subsequent reports filed with the SEC. Those risk factors discuss, among other matters, pricing volatility or pricing decline for natural gas and NGLs; the failure to realize the anticipated costs savings, synergies and other benefits of CNX’s purchase of the outstanding interests in CNXM not already owned by CNX; local, regional and national economic conditions and the impact they may have on our customers; the impact of outbreaks of communicable diseases such as COVID-19 on business activity, our operations and national and global economic conditions, generally; conditions in the oil and gas industry, including a sustained decrease in the level of supply or demand for oil or natural gas or a sustained decrease in the price of oil or natural gas; the financial condition of our customers; any non-performance by customers of their contractual obligations; changes in customer, employee or supplier relationships resulting from the proposed transaction; and changes in safety, health, environmental and other regulations.